PROMISSORY NOTE


$******90,100.00******                             Date     January 2, 1999
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          ON DEMAND           after date      WE     promise to pay to
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the order of    NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
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******************NINETY THOUSAND ONE HUNDRED AND 00/100********* Dollars
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Payable at             26 HARBOR PARK DRIVE
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                   PORT WASHINGTON, NEW YORK 11050
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for value received with interest at -0- per cent per annum.




                                                    P.W. CAPITAL, LLC


                                                    /s/ Bert E. Brodsky
                                                    -----------------------
                                                    BERT E. BRODSKY, MEMBER
Witness:

/s/ Linda Scarpantonio
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/s/ Crystal Stanley
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